Exhibit 99.1
February, 2013 Smith & Wesson Investor Presentation
Safe Harbor Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's markets and strategies; the Company's vision and mission; potential repurchases of the Company's common stock; anticipated sales and GAAP diluted EPS for the Company; the outcome of the national discussion about how to cope with violence in our communities and its effects on the Company; the opportunity for growth of the Company; the Company's new products and product development; the demand for the Company's products and services; the Company's focus and objectives; and the Company's financial and operational goals and drivers for future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, and other risks detailed from time to time in the Company's reports filed with the SEC. 2
Business Highlights U.S. market leader in firearms 160 years of rich history 1,600 jobs in America - products made in America Iconic brand with 92% aided awareness* Smith & Wesson(r) Brand = revolver Innovative product portfolio serving broad user groups Revolvers, polymer pistols, metal pistols, concealed carry pistols, bolt action rifles, black powder rifles, modern sporting rifles Diverse sales sources: Consumer: sporting goods, hunting, personal protection, concealed carry Professional: international, law enforcement, government, military Healthy balance sheet - positive net cash Solid, experienced management team Strong strategic direction *Survey respondents who own a firearm and do not intend to purchase in the next 12 months and respondents who intend to purchase a firearm within 12 months, whether or not they are current owners. 3
Vision / Mission Our Vision: The leading firearms manufacturer Our Mission: To allow our employees to design, produce, and market high-quality, innovative firearms that meet the needs and desires of our consumer and professional customers 4
Focus, Simplify, Execute Strategy - Focus on Firearms Consumer and professional markets Family of brands: Smith & Wesson(r) M&P(tm) Thompson/Center Arms(tm) Performance Center(tm) M&P(r) as a brand and product platform: Pistols and modern sporting rifles Operations: Adapt to changing environment Expand capacity and continue strong focus on flexibility Products: Deliver new products that meet needs, wants, and desires of professionals and consumers Sales: Continue to increase market share 5
Experienced Leadership Team James Debney, President & CEO 20+ years: multinational consumer and business-to- business environments including President of Presto Products Co., a $500 million business unit of Alcoa Consumer Products Jeffrey Buchanan, EVP & CFO 25+ years: private and public company experience in financial management and law; CFO for publicly traded, global manufacturing company; law firm partner; public company board member 6
Experienced Management Team Mario Pasantes _______________ Sr. VP, Marketing and International Sales Alcoa, Inc. Coca-Cola Pillsbury Mark Smith _______________ VP, Manufacturing and Supply Chain Management Alvarez & Marsal Ecolab Robert Cicero ________________ VP, General Counsel, Chief Compliance Officer and Secretary Chemtura Corp. Shearman & Sterling Morgan Lewis & Bockius Mike Brown _______________ VP, U.S. Sales Camfour, Inc. KPMG International Market Development Strong Global Brands Strategy Customer Development Multi-Site Ops Capacity Expansion MPS/MRP Systems S&OP Mgmt Inventory Mgmt Lean Six Sigma Public Co Leadership Corp Governance Cross-border M&A Global Compliance Finance & Pensions Labor & Employment Multiple Leadership Roles in Hunting & Shooting Sports Industries Sales Strategy Team Development 7
Q2 Fiscal 2013 Highlights (Oct. 31, 2012 - From Continuing Operations) Q2 Financial Results: Record-level quarterly sales growth of $136.6M, +48.0% Y/Y Includes 2-week annual factory shutdown in August Raised full year fiscal 2013 financial guidance Gross profit margin 35.5% Operating income 19.5% Net income of $16.4M, or $0.24 per diluted share Adjusted Non-GAAP EBITDAS of $32.0M Consumer channel quarterly unit growth +49.0% vs. market growth +20.0% (Adjusted NICS) Backlog of $332.7M versus $149.9M one year ago Increased our manufacturing capacity & outsourcing capabilities M&P(r) Shield(tm) remained very popular with consumers - backlog grew Launched several Performance Center(tm) pistols - M&P C.O.R.E.(tm), 1911's, Model 41 Signed on as presenting sponsor of NRA Women's Network Established common stock repurchase program in December Purchased $20M in December and authorized incremental $15M 8
First Six Months Highlights and Guidance (Fiscal Year 2013 - From Continuing Operations) Actual and Estimated Fiscal Year April 30 Sales (in Millions) First Half Fiscal 2013 Actual: Sales $272.6M (Up 48.1% YOY) Gross Profit Margin 36.6% Operating Income 21.3% GAAP Diluted EPS $0.53 Cash at Oct. 31 $61.3M Adjusted EBITDAS $68.2M Q3FY13 Guidance: Sales $126.0M - $131.0M (Up Over 30% YOY) GAAP Diluted EPS $0.19 - $0.21 Full Fiscal 2013 Guidance: Sales $550.0M - $560.0M (Up Over 35% YOY) GAAP Diluted EPS $1.00 - $1.05 *FY2013 Estimate Note: All financial information and guidance reflects information that we provided on December 6, 2012. We are not updating this information to the present date nor does its inclusion constitute a reiteration or modification of this information. 9
Current Environment The tragedy in Newtown has understandably inspired an important national discussion about how to cope with violence in our communities The outcome of this discussion has yet to be determined - we will not speculate today We are participating in the discussion, along with the majority of our industry, through our representatives at the National Shooting Sports Foundation (NSSF) We strongly support the U.S. Constitution and the Second Amendment We support a comprehensive approach to preventing violence in our communities through only those efforts that we believe will make a difference We will continue to monitor closely the political and legislative landscape Smith & Wesson is a 160-year-old American company that has successfully thrived in a heavily regulated environment by complying with all federal, state, and local laws We possess a broad range of products and a highly flexible manufacturing operation. Taken together, these allow us to be highly responsive should the market and/or legislative developments drive a change in sales mix 10
National Shooting Sports Foundation (NSSF) adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions. Source: NSSF -National Shooting Sports Foundation (Adjusted) NICS Industry: Adjusted NICS "Background checks" indicate continuing strong year-over-year firearms sales CY12 CY11 CY10 CY09 (CHART) CY13 11
Industry: Growth in Handguns, Long Guns, Permit Checks (CHART) 12

Industry: Strong Sales Indications

- Manufacturer projected sales based on excise tax collections
- Q1-Q3 2012: shipment value of handguns and long guns up 48% over prior year
- Q3 2012 (most recent available): handgun tax obligations up 45% over Q3 2011



Total Handguns & Long Guns
Total Handguns
Total Long Guns*
(in Millions)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Data through only third quarter calendar 2012
Q4
Q3
Q2
Q1
2006
2007
2008
2009
2010
2011
Q1-3 2012

Source: Federal Excise Tax collections on mfg sales value
*Long guns include all rifles, shotguns, and muzzle loaders



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Pistols Driving Growth in Handguns Pistols now represent over 80% of units sold Pistols now represent over 80% of units sold Pistols now represent over 80% of units sold Source: BATF, Includes US manufacturer and imports, excludes exports 14
Industry: Pistols vs. Revolvers Pistols and revolvers have different attributes, but pistols are preferred by both professionals and consumers. Pistol advantages versus revolvers: Ergonomics/comfort High tech/cutting edge Modern shape Trigger pull Capacity Safety features Revolver advantages versus pistols: Slightly better for beginners Easy maintenance Reliability Source: 12/10 Strategic Platform and Extendibility Study 15
Consumer Market - U.S. Focus on consumer trends: e.g. Concealed Carry, Personal Protection Take Market Share: Polymer Pistol Unit Growth, Modern Sporting Rifles Maintain Robust New Product Pipeline Leverage Higher Performance Standards from Professional Markets Professional Market Law Enforcement / Federal Government Military - M9 pistol replacement opportunity International - large orders, e.g. Belgium, Australia's Victoria Police SWHC: Firearms Growth Drivers 16
Major Focus: M&P(r) Pistol Growth Current Situation: Pistols are more than 80% of handguns sold Compact/slim and full-size polymer pistols are increasing in popularity M&P(r) polymer pistols are highly sought after by professionals and consumers - especially M&P(r) Shield(tm) Our Focus: Grow M&P(r) Pistol market share: Understand the consumer better than competition and market to facilitate share gain Intelligently increase capacity Make it easier for dealers to support the M&P(r) platform: Strong merchandising and store programs Armorer's Training and On-The-Hip Program Other exciting initiatives to be released 17
M&P(r) - Proven Performance M&P(r) - Proven Performance Strong & Marketable Differences 18
New products: M&P(r) Shield(tm) M&P(r) Pro Series C.O.R.E.(tm) M&P(r)10 Polymer pistol category Protection and Recreation Consumer and Professional Additional calibers and models for the M&P(r) Modern Sporting Rifle platform: 300 Whisper and .308 for Hunting We will only announce major new product introductions when we are ready and capable, and when the timing is right: Pre-stock channel Coordinate new product launches with all stakeholders Align accessory partners - ready-to-deliver Complete marketing communications and social media plans New Models for the M&P(r) Platform 19
The M&P(r) Shield(tm) Designed to meet the demand for personal protection and concealed carry, the M&P Shield features: Powerful 9mm or .40 S&W calibers Lightweight, slim one-inch profile for comfortable carry Compact overall length of 6.1" M&P proven ergonomic design Thumb safety Includes two magazines, standard and +1 Coordinated launch included availability of holsters, lasers, and other accessories 20
The NEW M&P(r) Pro-Series C.O.R.E.(tm) M&P(r) Pro Series C.O.R.E.(tm) Pistols (Competition Optics Ready Equipment): Quick, custom, competition-based optics Crisp 4.5-pound trigger pull Textured interchangeable back straps to enhance and customize grip Accepts sights from six of the industry's top red-dot sight manufacturers - for improved accuracy and precision target acquisition Available in 9mm and .40 S&W Available in 4.25-inch or 5-inch barrel configuration 21

The new M&P®10 – For Hunters

New M&P®10 expands the company's popular line of semi-automatic modern sporting rifles for hunters:

- .308 WIN - also safely fires 7.62 x 51 mm
- Accurate 18-inch barrel with 1-in-10" 5R rifling
- Ambidextrous controls:
  - Safety selector lever, magazine release, and bolt release
- Optics Ready model
- Realtree® camo finish
- Magpul® fixed rifle stock
- 5-round magazine





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The M&P(r)10 - For Law Enforcement New M&P(r)10 expands the company's popular line of semi- automatic modern sporting rifles for law enforcement: .308 WIN - also safely fires 7.62 x 51 mm Accurate 18-inch barrel with 1-in-10" 5R rifling Ambidextrous controls: Safety selector lever, magazine release, and bolt release Patent-pending, Smith & Wesson enhanced flash hider 6-position stock 20-round PMAG(r) magazine 23
Our Strategic Direction Grow sales and increase profitability Expand manufacturing capacity intelligently Focus on M&P(r) Pistol Optimize expenses on a company-wide basis Focus on improving gross margins Invest in sales and marketing Maintain robust new product pipeline Launch new products strategically Leverage existing product portfolio Leverage balance sheet: Two options Buy back debt or equity Invest in firearm business 24
Financial Model: Three Year Goals Gross Margins of 38% - 40% -- Drivers will include: Growth of M&P(r) platform in consumer and professional markets Introduction of significant new products Leverage supplier capability and invest in vertical integration Further simplify and refine go-to-market strategy Exit from Walther business Operating Margins of 20% - 22% -- Drivers will include: Continued focus on delivering products consumers want (pull strategy) Increased marketing and advertising designed to drive share gain Continued focus on efficiency and cost savings activities 25
February, 2013 Smith & Wesson Investor Presentation